SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2019, at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of Class A common stock from 80,000,000 shares to 120,000,000 shares and to increase the number of authorized shares of capital stock from 110,000,000 shares to 150,000,000 shares.

The amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 17, 2019 and is attached hereto as Exhibit 3.1.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

(a)                                 The 2019 Annual Meeting was held on Friday, May 17, 2019.

(b)                                 The results of the voting on the proposals considered at the 2019 Annual Meeting were as follows:

Proposal 1:  Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company’s 2020 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher L. Conway	85,572,325	1,116,615	1,317,126
David A. Dunbar	85,645,988	1,042,952	1,317,126
Louise K. Goeser	85,651,278	1,037,662	1,317,126
Jes Munk Hansen	85,644,882	1,044,058	1,317,126
W. Craig Kissel	85,544,047	1,144,893	1,317,126
Joseph T. Noonan	86,296,344	392,596	1,317,126
Robert J. Pagano, Jr.	86,297,845	391,095	1,317,126
Merilee Raines	85,630,183	1,058,757	1,317,126
Joseph W. Reitmeier	85,645,790	1,043,150	1,317,126

Proposal 2:  Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	86,043,510
Number of votes cast against the proposal:	598,855
Number of abstentions:	46,575
Number of broker non-votes:	1,317,126

Proposal 2, having received the affirmative vote of the holders of a majority of the votes present or represented by proxy and entitled to vote at the 2019 Annual Meeting, was approved on an advisory basis.

Proposal 3:  Approval of Amendment to Certificate of Incorporation

The results on the vote to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 80,000,000 shares to 120,000,000 shares and to increase the number of authorized shares of capital stock from 110,000,000 shares to 150,000,000 shares were as follows:

Class A common stock and Class B common stock voting together as a single class:

Number of votes cast for the proposal:	83,811,567
Number of votes cast against the proposal:	2,505,706
Number of abstentions:	1,688,793
Number of broker non-votes:	0

Class A common stock voting as a single class:

Number of shares voted for the proposal:	21,018,667
Number of shares voted against the proposal:	2,505,706
Number of shares abstained:	1,688,793
Number of broker non-votes:	0

Class B common stock voting as a single class:

Number of shares voted for the proposal:	6,279,290
Number of shares voted against the proposal:	0
Number of shares abstained:	0
Number of broker non-votes:	0

Proposal 3, having received the affirmative vote of the holders of a majority of the votes represented by the outstanding shares of class A common stock and class B common stock, voting together as a class, and the affirmative vote of the holders of a majority of the issued and outstanding shares of class A common stock and the holders of a majority of the issued and outstanding shares of class B common stock, each voting as a separate class, was approved.

Proposal 4:   Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Number of votes cast for the proposal:	87,476,436
Number of votes cast against the proposal:	515,674
Number of abstentions:	13,956
Number of broker non-votes:	0

Proposal 4, having received the affirmative vote of the holders of a majority of the votes present or represented by proxy and entitled to vote at the 2019 Annual Meeting, was approved.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Watts Water Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel